Exhibit 10.1
Amendment No. 3 and Waiver to Credit Agreement
     Amendment No. 3 and Waiver (this “Amendment”), dated as of May 9, 2007, to Credit Agreement, dated as of January 7, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Novelis Inc., a corporation organized under the Canada Business Corporations Act (the “Company” or the “Canadian Borrower”), Novelis Corporation, a Texas corporation (the “US Borrower”), Novelis Deutschland GmbH, a limited liability company (GmbH) organized under the laws of Germany (the “German Borrower”), Novelis UK Ltd, a limited company organized under the laws of England and Wales with registered number 00279596 (the “UK Borrower”), Novelis AG, a stock corporation (AG) organized under the laws of Switzerland (the “Swiss Borrower” and, together with the Canadian Borrower, the US Borrower, the German Borrower and the UK Borrower, the “Borrowers”), the Lenders and Issuers party thereto and Citicorp North America, Inc. (“Citicorp”), as administrative agent and collateral agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”).
W i t n e s s e t h:
     Whereas, the Borrowers have requested an amendment to the Credit Agreement as herein set forth; and
     Whereas, the Borrowers, the Lenders signatory to a consent (an “Acknowledgment and Consent”) and the Administrative Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided.
     Now, Therefore, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
     Section 1. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, as amended hereby
     Section 2. Amendments. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below):
     (a) the Credit Agreement (excluding the Exhibits and Schedules thereto) is hereby amended in its entirety to read as Exhibit A attached hereto; and
     (b) the Schedules to the Credit Agreement are hereby amended by (i) inserting Schedule I-A (Additional Commitments) to the Credit Agreement, in the form of Exhibit B-1 attached hereto, directly following Schedule I (Commitments) and (ii) inserting Schedule 7.15-A (Post-Closing Covenants II) to the Credit Agreement, in the form of Exhibit B-2 attached hereto, directly following Schedule 7.15 (Post-Closing Covenants).
     Section 3. Consent to Amendments. The Administrative Agent and each Lender signatory to an Acknowledgment and Consent hereby consent to the amendments to each of the local law security agreements and/or guaranties listed on Exhibit C attached hereto, each in form and substance satisfactory to the Administrative Agent.
     Section 4. Waivers. As of the Amendment Effective Date, each Lender signatory to an Acknowledgment and Consent hereby consents to waive the following:
     (a) the Event of Default under Section 9.1(k) (Events of Default) solely as a result of the consummation of the transactions contemplated under the Arrangement Agreement, dated as of February 10, 2007, among Hindalco Industries Limited, AVAluminum Inc. and the Company (the “Acquisition”), until the earlier of (i) the third Business Day prior to the 60th day following the date on which the Acquisition is consummated and (ii) in the event the Acquisition shall not have been consummated on or prior thereto, July 7, 2007; provided, however, that none of the Borrowers shall, nor shall they permit any of their respective Subsidiaries to, make any payment with respect to the Senior Notes (other than scheduled payments of interest required thereby) prior to the 60th day following the date on which the Acquisition is consummated; and
     (b) the notice of prepayment required pursuant to Section 2.8(a)(ii) (Optional Prepayments) for prepayment of the Revolving Loans on the Amendment Effective Date with respect to which one Business Day’s prior notice has been given.
     Section 5. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:
     (a) Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:
          (i) this Amendment, duly executed by each of the Loan Parties, the Administrative Agent and each Additional U.S. Term Lender;
          (ii) Acknowledgment and Consent, in the form set forth hereto as Exhibit D, duly executed by each Additional U.S. Term Lender and each of the Lenders that, when combined, constitute the Requisite Lenders;
          (iii) for the account of each Lender having requested the same by notice to the Administrative Agent and the Company received by each at least three Business Days prior to the Amendment Effective Date (or such later date as may be agreed by the Company), Notes conforming to the requirements set forth in Section 2.7(d) of the Credit Agreement;
          (iv) to the extent reasonably requested by the Administrative Agent, a certificate of the secretary, assistant secretary or other officer of each Loan Party in charge of maintaining books and records of such Loan Party certifying as to the resolutions of such Loan Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Amendment and each document executed and delivered in connection therewith;
          (v) a favorable opinion of counsels to the Loan Parties, addressed to the Administrative Agent and the Lenders in form and substance and from counsels reasonably satisfactory to the Administrative Agent;

          (vi) such additional documentation as the Administrative Agent may reasonably require.
     (b) Delivery of Amendments. The Administrative Agent shall have received amendments, including, without limitation, delivery of any additional Collateral pursuant thereto, to the Collateral Documents as contemplated by this Amendment, duly executed and delivered by the Administrative Agent, the Collateral Agent and the applicable Loan Parties.
     (c) Other Conditions Precedent. As of the Amendment Effective Date, (i) the conditions precedent set forth in Section 3.2 of the Credit Agreement shall have been satisfied, both before and after giving effect to this Amendment and the Additional U.S. Term Loans, and (ii) the Company shall be in compliance with the covenants set forth in Article V (Financial Covenants) of the Credit Agreement as of the most recently ended Fiscal Quarter, both before and after giving effect to such Additional U.S. Term Loans (in each case, after giving effect to the repayment of Indebtedness with the advancement of the proceeds of such Additional U.S. Term Loans).
     (d) Payment of Fees Costs and Expenses. The Administrative Agent shall have received payment of all fees, costs and expenses, including, without limitation, all fees, costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment, the Credit Agreement and each other Loan Document, as required by Section 8 hereof.
     (e) Representations and Warranties. Each of the representations and warranties contained in Section 6 below shall be true and correct.
     (f) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
     Section 6. Representations and Warranties. Each Loan Party hereby jointly and severally represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:
     (a) After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.
     (b) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all requisite corporate, limited liability company or limited partnership action on the part of such Loan Party and will not violate any of the articles of incorporation or bylaws (or other constituent documents) of such Loan Party.
     (c) This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

     (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
     Section 7. Continuing Effect; Liens and Guaranties.
     (a) Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and each of the Borrowers shall continue to be bound by all of such terms and provisions. The Amendment provided for herein is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s, any Lender’s or any Issuer’s willingness to amend or waive, any other provisions of the Credit Agreement or the same sections for any other date or purpose.
     (b) Each of the Borrowers and the Guarantors hereby consents to this Amendment, including all increases in commitments and extensions of additional credit pursuant thereto and the execution, delivery and performance of the other Loan Documents (if any) to be executed in connection therewith. Each of the Loan Parties hereby acknowledges and agrees that all of its obligations, including all Liens and Guaranties granted to the Secured Parties under the applicable Loan Documents, are reaffirmed and that such Liens and Guaranties shall continue in full force and effect on and after Effective Date to secure and support the Secured Obligations of the Borrowers and the Guarantors.
     Section 8. Fees, Costs and Expenses.
     (a) As consideration for the execution of this Amendment, the Company, on behalf of each Borrower, agrees to pay to the Administrative Agent for the account of each Lender for which the Administrative Agent shall have received (by facsimile or otherwise) an executed Acknowledgment and Consent (or a release from escrow of an Acknowledgment and Consent previously delivered in escrow) with respect to this Amendment by 5 p.m. (New York time) on April 27, 2007 (the “Deadline”), a waiver fee equal to 0.125% of the sum of (A) such Lender’s Revolving Credit Commitment then in effect and (B) the principal amount of such Lender’s Term Loans then outstanding.
     (b) As provided in Section 11.3(a) (Costs and Expenses) of the Credit Agreement, the Borrowers agree to reimburse the Administrative Agent for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.
     Section 9. Reference to and Effect on the Loan Documents.
     (a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment.

     (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuer under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
     (d) Each Loan Party hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.
     Section 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.
     Section 11. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
     Section 12. Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
     Section 13. Waiver of Jury Trial. Each Of The Parties Hereto Irrevocably Waives Trial By Jury In Any Action Or Proceeding With Respect To This Amendment Or Any Other Loan Document.
[Signature Pages Follow]

     In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date indicated below.

Novelis Inc. as Borrower and Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Vice President and Treasurer

Novelis Corporation, as Borrower and Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney in Fact

Novelis Deutschland GmbH, as Borrower and Guarantor
By:	/s/ Leslie J. Parrette, Jr.
	Name:	Leslie J. Parette, Jr.
	Title:	Attorney in Fact

Executed as a deed by Novelis UK Ltd, as Borrower and Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney in Fact

Novelis AG, as Borrower and Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney in Fact

Eurofoil Inc. (USA), as Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney in Fact

Novelis PAE Corporation, as Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney in Fact

Novelis Cast House Technology Ltd., as Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney in Fact

4260848 Canada Inc., as Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney in Fact

4260856 Canada Inc., as Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney in Fact

Executed as a deed by Novelis Europe Holdings Limited, as Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney in Fact

Novelis do Brasil Ltda, as Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney in Fact

Novelis Switzerland AG, as Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney in Fact

Novelis Technology AG, as Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney in Fact

Present when the Common Seal of Novelis Aluminium Holding Company, as Guarantor was hereunto affixed in the presence of
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney in Fact

Novelis Finances USA LLC, as Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Attorney in Fact

Aluminum Upstream Holdings LLC as Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Vice President and Treasurer

Novelis South America Holdings LLC as Guarantor
By:	/s/ Orville Lunking
	Name:	Orville Lunking
	Title:	Vice President and Treasurer

Citicorp North America, Inc., as Administrative Agent under the Credit Agreement
By:	/s/ Arnold Y. Wong
	Name:	Arnold Y. Wong
	Title:	Vice President